SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ____________________________________

                                  FORM 8-K


                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) August 6, 1998 (July 30,
1998)

                          CAI WIRELESS SYSTEMS, INC.


            (Exact Name of Registrant as Specified in its Charter)



     Connecticut                       0-22888                         06-1324691
   (State or other                (Commission File                    (IRS Employer
   jurisdiction of                     Number)                     Identification No.)
   incorporation)




            18 CORPORATE WOODS BLVD., THIRD FLOOR, ALBANY, NY 12211
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code  (518) 462-2632





         (Former name or former address, if changed since last report)










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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On July 30, 1998, registrant was informed by PricewaterhouseCoopers LLP ("PWC") that PWC had resigned from its engagement as registrant's independent accountant. Registrant was informed by PWC that it had resigned from the engagement due to a conflict of interest arising as the result of the July 1, 1998 merger of Price Waterhouse, LLP and Coopers & Lybrand L.L.P. Prior to the merger, Coopers & Lybrand L.L.P. acted as registrant's independent accountant. Price Waterhouse, LLP, acted as collateral agent and administrative agent for Merrill Lynch Global Allocation Fund, Inc. ("MLGAF"), under a Note Purchase Agreement dated as of November 24, 1997, as amended from time to time. PWC will continue to act as collateral agent and administrative agent for MLGAF under the Amended and Restated Note Purchase Agreement dated as of July 30, 1998 between registrant and MLGAF.

     Except as discussed below, the reports of Coopers & Lybrand L.L.P. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     The report of Coopers & Lybrand L.L.P. delivered in connection with registrant's audited financial statements for the years ended March 31, 1998 and 1997 contained an explanatory paragraph which indicated that there was substantial doubt regarding the Company's ability to continue as a going concern.

     In connection with its audits for the two most recent fiscal years and through July 30, 1998, there have been no disagreements with Coopers & Lybrand L.L.P. or PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Coopers & Lybrand L.L.P. would have caused them to made reference thereto in their report on the financial statements for such years.

     During the two most recent fiscal years and through July 30, 1998, there have been no reportable events (as defined in Regulation S-K item
304(a)(1)(v)).

     Registrant is currently interviewing independent accountants to replace
PWC.

     The registrant has requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 6, 1998, is filed as Exhibit 16 to this Form 8-K.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     C.  Exhibits

      16   Letter by PricewaterhouseCoopers to Securities and Exchange
Commission dated August 6, 1998.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CAI WIRELESS SYSTEMS, INC.



                                 By:  /S/JAMES P. ASHMAN
                                      James P. Ashman
                                      Executive Vice President and CFO

Date:  August 6, 1998





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